SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 5, 1998


                           TURBODYNE TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-21391                       95-4699061
(State or Other Jurisdiction       (Commission                   (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                 21700 Oxnard Street, Suite 1550, Warner Center
                            Woodland Hills, CA 91367
                    (Address of Principal Executive Offices)

                                 (800) 350-2031
                         (Registrant's Telephone Number)

ITEM 5.  OTHER EVENTS

     Reference is made to two press releases of Registrant, issued on August 5, 1998 and August 6, 1998, which contain information meeting the requirements of this Item 5, and which are incorporated herein by this reference. Copies of these press releases are attached to this Form 8-K as Exhibits 99.1 and 99.2.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 10, 1998                             TURBODYNE TECHNOLOGIES INC.



                                       By:  /s/ Khal A. Kader
                                          -----------------------------
                                            Khal A. Kader
                                            Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBITS                                                          PAGE NUMBER

99.1              Press Release dated August 6, 1998.

99.2              Press Release dated August 5, 1998.


Page 1